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                          VAN KAMPEN AMERICAN CAPITAL
                       GLOBAL GOVERNMENT SECURITIES FUND
            SUPPLEMENT DATED APRIL 1, 1997, TO THE PROSPECTUS DATED
      SEPTEMBER 28, 1996, AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 1, 1996,
                     JANUARY 2, 1997 AND FEBRUARY 11, 1997.

    The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- THE SUBADVISER" is hereby amended with the following:

    At a special meeting of shareholders of the Fund held on October 25, 1996, shareholders approved a new subadvisory agreement with Morgan Stanley Asset Management Inc. ("MSAM" or the "Subadviser") to commence on April 1, 1997. Effective March 31, 1997, the sub-advisory agreement with John Govett & Co. Limited ("Govett") terminated.

    The MSAM subadvisory agreement is similar to the Govett subadvisory agreement, except that the MSAM subadvisory agreement permits the Adviser and MSAM to allocate to MSAM responsibility for selecting investments in domestic securities as well as foreign securities. Effective April 1, 1997, MSAM has assumed the responsibility for advising the Fund with respect to investments in domestic securities.

    The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby amended with the following:

    Effective April 1, 1997, J. David Germany, Michael B. Kushma, Paul E. O'Brien and Robert M. Smith have assumed the primary responsibility for the day-to-day management of the Fund's Portfolio.

    J. David Germany joined the Subadviser in 1996 and has been a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP ("MAS") since 1991. He was Vice President & Senior Economist for Morgan Stanley & Co. Incorporated from 1989 to 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios of the MAS-advised MAS Funds in 1993 and the MAS Funds' Multi-Asset-Class Portfolio in 1994. Mr. Germany was Senior Staff Economist (International Finance and Macroeconomics) to the Council of Economic Advisors -- Executive Office of the President from 1986 through 1987 and an Economist with the Board of Governors of the Federal Reserve System -- Division of International Finance from 1983 through 1987. He holds a A.B. degree (Valedictorian) from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology.

    Michael B. Kushma, a Principal at Morgan Stanley & Co. Incorporated, joined the firm in 1987. He was a member of Morgan Stanley & Co. Incorporated's global fixed income strategy group in the fixed income division from 1987-1995 where he
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became the division's senior government bond strategist. He joined the
Subadviser in 1995 where he took responsibility for the global fixed income portfolio. Mr. Kushma received an A.B. in economics from Princeton University in 1979, an M. Sc. in economics from the London School of Economics in 1981 and an M.Phil. in economics from Columbia University in 1983.

    Paul F. O'Brien joined the Subadviser and MAS in 1996. He was head of European Economics from 1993 through 1995 for JP Morgan and as Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the MAS-advised MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien holds a B.S. degree from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota.

    Robert Smith, a Principal of Morgan Stanley & Co. Incorporated, joined the Subadviser in June 1994 and has had or shared primary responsibility for managing the Morgan Stanley Global Fixed Income Fund's assets since July 1994. Prior to joining the Subadviser he spent eight years as Senior Portfolio Manager
- Fixed Income at the State of Florida Pension Fund. Mr. Smith's responsibilities included active total-rate-of-return management of long term portfolios and supervision of other fixed income managers. A graduate of Florida State University with a B.S. in Business, Mr. Smith also received an M.B.A. - Finance from Florida State and holds a Chartered Financial Analyst (CFA) designation.